united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

Pinnacle Sherman Tactical Allocation Fund

Class A Shares (PTAFX)
Class C Shares (PTCFX)
Class I Shares (PTIFX)

Annual Report
March 31, 2016

1-888-985-9830
www.pinnacletacticalfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders:

We are pleased to present you with the Pinnacle Sherman Tactical Allocation Fund (the Fund) Annual Report for March 31, 2016.

We want to reiterate the change in name and investment strategy within the Fund that took place on September 1, 2015. Information was disseminated at the time of the change and we also highlighted this change in the semi-annual report dated September 30, 2015. However, because of the significance of this change, we want to highlight this information again.

The name was changed to Pinnacle Sherman Tactical Allocation Fund to reflect the change in investment strategy that took place on September 1, 2015. This decision is significant as it will directly impact, and be responsible for, the Fund’s performance. The Fund’s performance prior to September 1, 2015, revealed that our previous investment strategy was not performing as we had hoped. We believe the previous investment strategy is a legitimate long term, tactical allocation strategy and, in all probability, will come back into favor at some point in the future. We were also aware that if it came back into favor in the near future, then it’s quite possible that continuing on with the previous strategy would have produced a higher return for the Fund than changing strategies. However, we obviously don’t know when the previous strategy would be back in favor.

We believe the new investment strategy gives us a greater likelihood of achieving the Fund’s investment objective on a more consistent basis. There are several reasons for this belief. First, the new strategy blends together several models (5 at 20% each). Second, these models each use varying signals to determine their allocation. Third, the models themselves are not highly correlated to each other. Fourth, the Fund can still vary between aggressive and conservative allocations. Fifth, the Fund still incorporates varying allocations to many different broad assets, including commodities, as it could in the past.

The models and signals are provided by W.E. Sherman & Co. Bill Sherman is the President of W.E. Sherman & Co., the publisher of The Sherman Sheet. Bill has provided research and quantitative analysis to investment firms and advisors since 1999. As a degreed engineer, Bill’s expertise in computerized analysis and statistical measurements has been the source of numerous innovations in the field of tactical investment management.

Here is a summary of each of the five models:

Bull Calendar Model

●	Bull Bear Indicator (longer term indicator)

●	Bull Status: Invest in Equity Asset Class ETF’s

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●	Bear Status: Invest in cash or cash equivalents, except for short periods of time that have historically shown equities have a high probability of profit

Sector Long Short Model

●	Intermediate Term Indicator (shorter term indicator)

●	Positive Status: Invest in Equity Asset Class ETF’s and Sector Rotation ETF’s

●	Negative Status: Short the S&P 500 (use inverse ETF’s)

Policy Portfolio 5

●	Bull Bear Indicator for each Category

●	Equal Weight: Domestic Equities, International Equities, Real Estate, Resources/Materials

●	Bull Status: Invest in that Asset Class ETF’s

●	Bear Status: Invest Category in Cash

Multi-Sector Bond

●	18 Bond Sectors

●	Quarterly Relative Strength Rankings

●	Invest in the 2nd, 3rd, & 4th Ranked Sectors for the Quarter

Risk Managed Gold

●	Gold Strength Trend Indicator

●	Positive Status: Invest in Gold Based ETF’s

●	Negative Status: Use Quarterly Trend Indicator to determine Equity or Fixed Income investments

As of March 31, 2016, the Fund returned the following (Inception date June 3, 2013):

Pinnacle Sherman Tactical Allocation Fund Share Class	Since 9/1/2015	1 Year	Annualized Since Inception
Class A share (PTAFX) – load waived	2.91%	-5.87%	1.41%
Class I share (PTIFX)	2.94%	-5.74%	1.64%
Load Adjusted
Class A share (PTAFX)	-3.01%	-11.30%	-0.69%
Class C share (PTCFX)	1.42%	-6.58%	0.73%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.18% for Class A, 2.93% for Class C and 1.93% for Class I. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s

4351-NLD-5/17/2016

Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

During the same time periods (Since 9/1/15, 1 year and annualized since 6/3/13) the Fund’s primary benchmark, the Dow Jones Moderate Portfolio Index®, returned 4.40%, -1.06% and 5.06%; the Morningstar Global Flexible Allocation AW® category average returned 2.28%, -4.65% and 1.76%; the Morningstar Tactical Allocation® category average returned 0.62%, -6.51% and 0.61% respectively.

Since the change in investment strategy the Fund outperformed both the Morningstar Global Flexible Allocation AW® and the Morningstar Tactical Allocation® categories. However, it did underperform its primary benchmark, the Dow Jones Moderate Portfolio Index®. However, we were very pleased with how the Fund performed during the drawdown in equity markets in the first part of this year. Here is a chart showing that time frame from the beginning of the year through February 11, when the S&P 500 made its low for year to date 2016.

Early Equity Downturn 2016	1/1/16 – 2/11/16
Pinnacle Sherman Tactical Allocation Class I	0.10%
Dow Jones Moderate Portfolio Index	-6.10%
Morningstar Global Flexible Allocation AW	-4.61%
Morningstar Tactical Allocation	-4.85%

Definitions/Glossary

Dow Jones Moderate Portfolio Index® – A global benchmark that takes 60% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Global Flexible Allocation AW® – Asset weighted category average of open end mutual funds, closed end funds, variable annuity underlying funds, and Exchange Traded Funds that Morningstar has classified in their Global Flexible Allocation institutional category. Portfolios from this group offer exposure to all of the major asset classes globally, but do not have a specific target asset allocation, thus they may invest in variable proportions of stocks, bonds or cash. Returns do reflect internal fees and expenses of the funds included in this category but returns do not reflect any sales charges. The category average is not available for direct investment.

Morningstar Tactical Allocation® – Asset weighted category average of US based open end mutual funds that Morningstar has assigned to this category. Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. Returns do reflect internal fees and expenses of the funds included in this category but returns do not reflect any sales charges. The category average is not available for direct investment.

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S&P 500® – The S&P 500 ® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

The MSCI EAFE Index ® – the MSCI EAFE Index is an equity index which captures large and mid cap representation across developed market countries around the world, excluding the US and Canada. With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Past Performance does not guarantee future results.

It is not possible to invest in an index or category average.

Long:	The buying of a security with the expectation that the security will rise in value.

Short:	The selling of a security before purchasing with the expectation that the security will decline in value.

4351-NLD-5/17/2016

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

PORTFOLIO REVIEW (Unaudited)

March 31, 2016

The Fund’s performance figures* for the periods ending March 31, 2016, compared to its benchmarks:

		Inception** -
	One Year	March 31, 2016
Pinnacle Sherman Tactical Allocation Fund – Class A	(5.87)%	1.41%
Pinnacle Sherman Tactical Allocation Fund – Class A with load	(11.30)%	(0.69)%
Pinnacle Sherman Tactical Allocation Fund – Class C	(6.58)%	0.73%
Pinnacle Sherman Tactical Allocation Fund – Class I	(5.74)%	1.64%
Dow Jones Moderate Portfolio Index	(1.06)%	5.06%
Morningstar Global Flexible Allocation AW	(4.65)%	1.76%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 3.26% for Class A shares, 4.01% for Class C shares and 3.01% for Class I shares per the July 29, 2015 prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

Dow Jones Moderate Portfolio Index® – A global benchmark that takes 60% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Global Flexible Allocation AW® – Asset weighted category average of open end mutual funds, closed end funds, variable annuity underlying funds, and Exchange Traded Funds that Morningstar has classified in their Global Flexible Allocation institutional category. Portfolios from this group offer exposure to all of the major asset classes globally, but do not have a specific target asset allocation, thus they may invest in variable proportions of stocks, bonds or cash. Returns do reflect internal fees and expenses of the funds included in this category but returns do not reflect any sales charges. The category average is not available for direct investment.

**	Inception date is June 3, 2013.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

PORTFOLIO REVIEW (Unaudited)(Continued)

March 31, 2016

Comparison of the Change in Value of a $10,000 Investment

The Fund’s top asset classes as of March 31, 2016, are as follows:

Asset Class	% of Net Assets
Debt Funds	41.5%
Equity Funds	33.5%
Commodity Fund	19.9%
Short-Term Investment	5.2%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Pinnacle Sherman Tactical Allocation Fund

PORTFOLIO OF INVESTMENTS

March 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 94.9%
	COMMODITY FUND - 19.9%
19,130	SPDR Gold Shares ETF *	$2,249,688

	DEBT FUNDS - 41.5%
22,446	First Trust Enhanced Short Maturity ETF	1,345,189
39,730	First Trust Preferred Securities and Income ETF	741,759
3,335	iShares 7-10 Year Treasury Bond ETF	367,984
3,335	iShares MBS ETF	365,116
3,290	iShares National Muni Bond ETF	367,328
23,685	Market Vectors High Yield Municipal Index ETF	742,288
13,735	SPDR Barclays International Treasury Bond ETF *	765,589
		4,695,253
	EQUITY FUNDS - 33.5%
4,275	First Trust Large Cap Core AlphaDEX Fund	190,708
4,060	First Trust Large Cap Growth AlphaDEX Fund	196,017
4,965	First Trust Large Cap Value AlphaDEX Fund	201,778
27,320	First Trust Mid Cap Value AlphaDEX Fund	769,604
8,730	First Trust S&P REIT Index Fund	203,234
27,260	First Trust Small Cap Value AlphaDEX Fund	773,366
1,805	Powershares QQQ Trust Series 1	197,106
7,085	SPDR Dow Jones Industrial Average ETF Trust	1,251,494
		3,783,307

	TOTAL EXCHANGE TRADED FUNDS (Cost $10,551,419)	10,728,248

	SHORT-TERM INVESTMENT - 5.2%
	MONEY MARKET FUND - 5.2%
584,316	Fidelity Institutional Money Market Funds-Money Market Portfolio, to yield 0.11% + (Cost $584,316)	584,316

	TOTAL INVESTMENTS - 100.1% (Cost $11,135,735) (a)	$11,312,564
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(8,347)
	NET ASSETS - 100.0%	$11,304,217

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,216,898 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$236,243
Unrealized Depreciation:	(140,577)
Net Unrealized Appreciation:	$95,666

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

*	Non-income producing security.

See accompanying notes to financial statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

ASSETS
Investment in securities at value (identified cost $11,135,735)	$11,312,564
Dividends and interest receivable	1,281
Receivable due from adviser	8,075
Prepaid expenses and other assets	5,392
TOTAL ASSETS	11,327,312

LIABILITIES
Distribution (12b-1) fees payable	1,570
Payable to related parties	2,573
Accrued expenses and other liabilities	18,952
TOTAL LIABILITIES	23,095
NET ASSETS	$11,304,217

Net Assets Consist Of:
Paid in capital	$11,730,641
Accumulated net investment income	24,851
Accumulated net realized loss from security transactions	(628,104)
Net unrealized appreciation on investments	176,829
NET ASSETS	$11,304,217

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,916,178
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	493,448
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.96
Maximum offering price per share (maximum sales charge of 5.75%)	$10.57

Class C Shares:
Net Assets	$646,223
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	65,920
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.80

Class I Shares:
Net Assets	$5,741,816
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	574,491
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.99

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge.

See accompanying notes to financial statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2016

INVESTMENT INCOME
Dividends	$162,463
Interest	2,177
TOTAL INVESTMENT INCOME	164,640

EXPENSES
Investment advisory fees	97,263
Distribution (12b-1) fees:
Class A	12,674
Class C	6,578
Transfer agent fees	28,919
Accounting services fees	24,905
Administrative services fees	22,777
Audit fees	16,862
Compliance officer fees	14,882
Legal fees	14,020
Printing and postage expenses	12,676
Trustees fees and expenses	10,802
Registration fees	6,641
Custodian fees	4,940
Non 12b-1 shareholder servicing	888
Other expenses	2,337
TOTAL EXPENSES	277,164

Less: Fees waived and expenses reimbursed by the Adviser	(137,292)

NET EXPENSES	139,872
NET INVESTMENT INCOME	24,768

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss from security transactions	(594,369)
Net change in unrealized appreciation on investments	24,377

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(569,992)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(545,224)

See accompanying notes to financial statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 31,
	2016	2015
FROM OPERATIONS
Net investment income	$24,768	$31,803
Net realized gain (loss) from security transactions	(594,369)	181,404
Net change in unrealized appreciation (depreciation) on investments	24,377	(126,342)
Net increase (decrease) in net assets resulting from operations	(545,224)	86,865
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(89,953)	(61,885)
Class C	(11,608)	(18,230)
Class I	(70,238)	(43,067)
From net investment income:
Class A	—	(12,634)
Class I	(1,390)	(16,762)
Net decrease in net assets resulting from distributions to shareholders	(173,189)	(152,578)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	461,069	1,738,531
Class C	185,020	690,976
Class I	2,336,521	529,400
Net asset value of shares issued in reinvestment of distributions:
Class A	88,293	73,879
Class C	11,608	18,230
Class I	71,628	59,828
Redemption fee proceeds:
Class A	—	179
Class C	20	83
Class I	1,715	150
Payments for shares redeemed:
Class A	(631,537)	(522,437)
Class C	(203,458)	(3,040,017)
Class I	(421,666)	(1,026,104)
Net increase (decrease) in net assets resulting from shares of beneficial interest	1,899,213	(1,477,302)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,180,800	(1,543,015)

NET ASSETS
Beginning of Year	10,123,417	11,666,432
End of Year *	$11,304,217	$10,123,417
*Includes accumulated net investment income of:	$24,851	$1,369

See accompanying notes to financial statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31,	March 31,
	2016	2015
SHARE ACTIVITY
Class A:
Shares Sold	46,194	159,455
Shares Reinvested	9,102	6,841
Shares Redeemed	(63,752)	(48,640)
Net increase (decrease) in shares of beneficial interest outstanding	(8,456)	117,656

Class C:
Shares Sold	18,218	64,479
Shares Reinvested	1,213	1,699
Shares Redeemed	(19,962)	(284,301)
Net decrease in shares of beneficial interest outstanding	(531)	(218,123)

Class I:
Shares Sold	238,357	48,929
Shares Reinvested	7,362	5,535
Shares Redeemed	(41,899)	(94,486)
Net increase (decrease) in shares of beneficial interest outstanding	203,820	(40,022)

See accompanying notes to financial statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
Class A	March 31, 2016	March 31, 2015	March 31, 2014 (1)
Net asset value, beginning of period	$10.78	$10.81	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.02	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	(0.66)	0.08	0.96
Total from investment operations	(0.64)	0.12	0.94

Less distributions from:
Net investment income	—	(0.03)	(0.01)
Net realized gains	(0.18)	(0.12)	(0.12)
Total distributions	(0.18)	(0.15)	(0.13)
Paid-in-Capital From Redemption Fees	—	0.00 (8)	—
Net asset value, end of period	$9.96	$10.78	$10.81

Total return (3)	(5.87)%	1.06%	9.37	% (7)

Net assets, at end of period (000s)	$4,916	$5,411	$4,154

Ratio of gross expenses to average net assets (4)(6)	2.90%	2.71%	4.36	% (5)
Ratio of net expenses to average net assets (6)	1.49%	1.49%	1.49	% (5)
Ratio of net investment income (loss) to average net assets (6)	0.22%	0.34%	(0.21	)% (5)
Portfolio Turnover Rate	611%	704%	372	% (7)

(1)	The Pinnacle Sherman Tactical Allocation Fund’s Class A shares commenced operations on June 3, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
Class C	March 31, 2016	March 31, 2015	March 31, 2014 (1)
Net asset value, beginning of period	$10.69	$10.78	$10.00

Activity from investment operations:
Net investment loss (2)	(0.06)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.65)	0.08	0.97
Total from investment operations	(0.71)	0.03	0.90

Less distributions from:
Net realized gains	(0.18)	(0.12)	(0.12)
Total distributions	(0.18)	(0.12)	(0.12)
Paid-in-Capital From Redemption Fees	0.00 (8)	0.00 (8)	—
Net asset value, end of period	$9.80	$10.69	$10.78

Total return (3)	(6.58)%	0.28%	8.97	% (7)

Net assets, at end of period (000s)	$646	$711	$3,068

Ratio of gross expenses to average net assets (4)(6)	3.65%	3.46%	5.11	% (5)
Ratio of net expenses to average net assets (6)	2.24%	2.24%	2.24	% (5)
Ratio of net investment loss to average net assets (6)	(0.55)%	(0.43)%	(0.83	)% (5)
Portfolio Turnover Rate	611%	704%	372	% (7)

(1)	The Pinnacle Sherman Tactical Allocation Fund’s Class C shares commenced operations on June 3, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended	Period Ended
Class I	March 31, 2016		March 31, 2015	March 31, 2014 (1)
Net asset value, beginning of period	$10.80		$10.82	$10.00

Activity from investment operations:
Net investment income (2)	0.05		0.06	0.01
Net realized and unrealized gain (loss) on investments	(0.68)		0.09	0.95
Total from investment operations	(0.63)		0.15	0.96

Less distributions from:
Net investment income	(0.00	) (8)	(0.05)	(0.02)
Net realized gains	(0.18)		(0.12)	(0.12)
Total distributions	(0.18)		(0.17)	(0.14)
Paid-in-Capital From Redemption Fees	0.00	(8)	0.00 (8)	—
Net asset value, end of period	$9.99		$10.80	$10.82

Total return (3)	(5.74)%		1.36%	9.58	% (7)

Net assets, at end of period (000s)	$5,742		$4,002	$4,444

Ratio of gross expenses to average net assets (4)(6)	2.65%		2.46%	4.11	% (5)
Ratio of net expenses to average net assets (6)	1.24%		1.24%	1.24	% (5)
Ratio of net investment income to average net assets (6)	0.48%		0.57%	0.10	% (5)
Portfolio Turnover Rate	611%		704%	372	% (7)

(1)	The Pinnacle Sherman Tactical Allocation Fund’s Class I shares commenced operations on June 3, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

1.	ORGANIZATION

The Pinnacle Sherman Tactical Allocation Fund (formerly Pinnacle Tactical Allocation Fund) (the “Fund”), is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek high total return with reasonable risk. The Fund commenced operations on June 3, 2013.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Options contracts listed for trading on a securities exchange or board of trade (whether domestic or foreign) for which market quotations are readily available shall be valued at the mean price between the current bid and asked price. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by

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March 31, 2016

the methods established by the Board of Trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the

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March 31, 2016

existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

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March 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,728,248	$—	$—	$10,728,248
Short-Term Investment	584,316	—	—	584,316
Total	$11,312,564	$—	$—	$11,312,564

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

The Fund did not hold any derivatives during the period.

Refer to the Portfolio of Investments for classification by asset class.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions taken only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in its open tax years (2014-2015) or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and

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March 31, 2016

represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that Fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $54,899,389 and $51,757,610 respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Pinnacle Family Advisors, LLC serves as the Fund’s Investment Adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.49% per annum of Class A average daily net assets, 2.24% per annum for Class C average daily net assets, and 1.24% per annum for Class I average daily net assets (“the expense limitations”).

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March 31, 2016

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation then in place at time of waiver. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement upon 60 days notice to the Adviser.

The following amount is subject to recapture by the Fund until the following dates:

Pinnacle Tactical Allocation Fund
3/31/2017	3/31/2018	3/31/2019
$136,303	$143,733	$137,292

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, $12,674, in distribution fees for Class A shares and $6,578 in distribution fees for Class C shares were incurred during the year ended March 31, 2016.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A for the year ended March 31, 2016, the Distributor received $4,911 from front-end sales charge of which $712 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2016	March 31, 2015
Ordinary Income	$173,189	$152,578
	$173,189	$152,578

As of March 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$24,851	$—	$—	$(546,941)	$—	$95,666	$(426,424)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gains/(losses) from security transactions is primarily attributable to the tax deferral of losses on wash sales.

At March 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$543,256	$3,685	$546,941

Permanent book and tax differences, primarily attributable to the book/tax treatment of non-deductible expenses, the reclassification of dividends and tax adjustments for partnerships, resulted in reclassification for the period ended March 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(372)	$104	$268

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March 31, 2016

6.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 31, 2016, Digital Monitoring Products, Inc. held 47.9% of the voting securities of Class A and Class I shares. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Digital Monitoring Products, Inc. are also owned beneficially.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pinnacle Sherman Tactical Allocation Fund and

Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pinnacle Sherman Tactical Allocation Fund, formerly Pinnacle Tactical Allocation Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Sherman Tactical Allocation Fund as of March 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 31, 2016

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

EXPENSE EXAMPLES (Unaudited)

March 31, 2016

As a shareholder of the Pinnacle Sherman Tactical Allocation Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pinnacle Tactical Allocation Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/15	3/31/16	10/1/15 – 3/31/16	10/1/15 – 3/31/16
Class A	$1,000.00	$1,030.10	$7.56	1.49%
Class C	1,000.00	1,025.30	11.33	2.24
Class I	1,000.00	1,030.40	6.29	1.24

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/15	3/31/16	10/1/15 – 3/31/16	10/1/15 – 3/31/16
Class A	$1,000.00	$1,017.56	$7.51	1.49%
Class C	1,000.00	1,013.81	11.27	2.24
Class I	1,000.00	1,018.80	6.26	1.24

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

Pinnacle Sherman Tactical Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years***
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008).	39	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	39	Monetta Mutual Funds (since 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	146	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	146	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	39	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The "Fund Complex" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

***	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

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Pinnacle Sherman Tactical Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2016

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 - 2013), Legal Intern, NASDAQ OMX (2011 - 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009- 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9830.

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PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-985-9830.

INVESTMENT ADVISER
Pinnacle Family Advisors, LLC
620 W. Republic Road, Ste. 104
Springfield, MO 65807

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2016 – $13,500
2015 – $13,000

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees
2016 – $3,000

2015 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2016 - None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

  2016      2015

Audit-Related Fees:     0.00%   0.00%

Tax Fees:     0.00%   0.00%

All Other Fees:     0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2016 - $3,000
2015 - $3,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 6/09/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 6/09/16

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/09/16